Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Opportunities Fund

(the “Fund”)

Supplement dated March 13, 2024, to the Summary Prospectus and the Prospectus of the Fund, each dated October 1, 2023, as

supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers – Invesco” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since

David Nadel Senior Portfolio Manager	2023
Andrey Belov, Ph.D. Portfolio Manager	February 2024

The third and fourth paragraphs of the Prospectus, related to the International Opportunities Fund, entitled “Management-Investment Subadvisers- Invesco Advisers, Inc. (“Invesco”) are deleted in their entirety and replaced with the following:

The following individuals are responsible for the day-to-day management of the Fund: David Nadel and Andrey Belov, Ph.D.

Mr. Nadel, Senior Portfolio Manager, has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, he was a principal associated with The Royce Funds, where he founded and managed the firm’s international investing practice.

Andrey Belov, Portfolio Manager for the Global Equities team at Invesco. In this role, he is focused on international small- and mid-cap company strategies. Mr. Belov joined Invesco in 2020. Prior to joining the firm, Mr. Belov was a research analyst at Lord Abbett for an international small-mid cap strategy. Before that, he spent nearly 10 years at Cramer Rosenthal McGlynn as a co-portfolio manager and senior research analyst on an international equity strategy. Prior to that, Mr. Belov was a senior research analyst responsible for global technology and industrial supply chain sectors at Bernstein Global Value Equities. He started his career in management consulting at McKinsey & Company. Mr. Belov earned a M.S. with honors in Applied Mathematics and Physics from the Moscow Institute of Physics and Technology and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.